Exhibit 24

                       REGISTRATION STATEMENT ON FORM S-8
                                  Relating to
     Arch Capital Group Ltd. 1999 Long Term Incentive and Share Award Plan Arch Capital Group Ltd. 1995 Long Term Incentive and Share Award Plan
           Arch Capital Group Ltd. 1995 Employee Stock Purchase Plan

                               Powers of Attorney

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert Clements, Peter A. Appel and Louis
T. Petrillo as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the above referenced Registration Statement and any and all amendments (including post-effective amendments) and supplements thereto, and to file the same with the commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                      Title                                             Date
---------                                      -----                                             ----

/s/ Peter A. Appel                             President and Chief Executive                 November 7, 2000
------------------------------------------     Officer (Principal Executive
Peter A. Appel                                 Officer) and Director


/s/ Robert Clements                            Chairman and Director                         November 7, 2000
------------------------------------------
Robert Clements

/s/ Debra O'Connor                             Senior Vice President, Controller             November 7, 2000
------------------------------------------     and Treasurer (Principal Financial
Debra O'Connor                                 and Accounting Officer)


/s/ Michael P. Esposito, Jr.                   Director                                      November 7, 2000
------------------------------------------
Michael P. Esposito, Jr.


/s/ Lewis L. Glucksman                         Director                                      November 7, 2000
------------------------------------------
Lewis L. Glucksman


/s/ Ian R. Heap                                Director                                      November 7, 2000
------------------------------------------
Ian R. Heap

                                               Director
------------------------------------------
Thomas V.A. Kelsey

/s/ Mark D. Mosca                              Director                                      November 7, 2000
------------------------------------------
Mark D. Mosca

/s/ Robert P. Works                            Director                                      November 7, 2000
------------------------------------------
Robert F. Works

                                               Director
------------------------------------------
Philip L. Wroughton